SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              OCTOBER 21, 2003
                                                              ----------------


                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


         DELAWARE                      0-27266                  36-3154957
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 (State of other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                              60504
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit No.
                  -----------

                  99.1              Press Release dated October 21,
                                    2003 announcing earnings results for the quarter ended September 30, 2003.
                  99.2 Transcript of earnings call on October 22, 2003.

ITEM 12.          DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 21, 2003, Westell Technologies, Inc., issued a press release setting forth its earnings for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1. On October 22, 2003, Westell Technologies, Inc., conducted an earnings call discussing its earnings for the quarter ended September 30, 2003. A transcript of the earnings call is attached hereto as Exhibit 99.2.


         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                           WESTELL TECHNOLOGIES, INC.



Date:  October 27, 2003                     By: /s/ Nicholas C. Hindman
                                                --------------------------------
                                                Nicholas C. Hindman
                                                Senior Vice President and
                                                Chief Financial Officer